MASTER CUSTODY AGREEMENT

                                   EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY              ORGANIZATION             SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities      Delaware Business        U.S. Government Adjustable Rate Mortgage
Portfolios                      Trust                    Portfolio

Franklin California Tax-Free    Maryland Corporation
Income Fund, Inc.

Franklin California Tax-Free    Massachusetts            Franklin California Insured Tax-Free Income Fund
Trust                           Business Trust           Franklin California Intermediate-Term Tax-Free Income Fund
                                                         Franklin California Tax-Exempt Money Fund

Franklin Capital Growth Fund    Delaware Business
                                Trust


Franklin Custodian Funds, Inc.  Maryland Corporation     Franklin Dynatech Fund
                                                         Franklin Growth Fund
                                                         Franklin Income Fund
                                                         Franklin U.S. Government Securities Fund
                                                         Franklin Utilities Fund

Franklin Federal Money Fund     California
                                Corporation

Franklin Federal Tax- Free      California
Income Fund                     Corporation

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INVESTMENT COMPANY                  ORGANIZATION         SERIES ---(IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------

Franklin Floating Rate Master   Delaware Business        Franklin Floating Rate Master Series
Trust                           Trust

Franklin Gold and Precious      Delaware Business
Metals Fund                     Trust

Franklin High Income Trust      Delaware Business        AGE High Income Fund
                                Trust

Franklin Investors Securities   Massachusetts            Franklin Adjustable U.S. Government Securities Fund
Trust                           Business Trust           Franklin Convertible Securities Fund
                                                         Franklin Equity Income Fund
                                                         Franklin Floating Rate Daily Access Fund
                                                         Franklin Short-Intermediate U.S. Govt Securities Fund
                                                         Franklin Total Return Fund

Franklin Managed Trust          Delaware Business        Franklin Rising Dividends Fund
                                Trust

Franklin Money Fund             California
                                Corporation

Franklin Municipal Securities   Delaware Business        Franklin California High Yield Municipal Fund
Trust                           Trust                    Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund     Maryland Corporation     Mutual Beacon Fund
Inc.                                                     Mutual Discovery Fund
                                                         Mutual European Fund
                                                         Mutual Financial Services Fund
                                                         Mutual Qualified Fund
                                                         Mutual Shares Fund

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INVESTMENT COMPANY              ORGANIZATION             SERIES ---(IF APPLICABLE)

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Franklin New York Tax-Free      Delaware Business
Income Fund                     Trust

Franklin New York Tax-Free      Massachusetts            Franklin New York Insured Tax-Free Income Fund
Trust                           Business Trust           Franklin New York Intermediate-Term Tax-Free
                                                           Income Fund
                                                         Franklin New York Tax-Exempt Money Fund

Franklin Real Estate            Delaware Business        Franklin Real Estate Securities Fund
Securities Trust                Trust

Franklin Strategic Mortgage     Delaware Business
Portfolio                       Trust

Franklin Strategic Series       Delaware Business        Franklin Aggressive Growth Fund
                                Trust                    Franklin Biotechnology Discovery Fund
                                                         Franklin Blue Chip Fund
                                                         Franklin Flex Cap Growth Fund
                                                         Franklin Global Communications Fund
                                                         Franklin Global Health Care Fund
                                                         Franklin Large Cap Growth Fund
                                                         Franklin Natural Resources Fund
                                                         Franklin Small-Mid Cap Growth Fund
                                                         Franklin Small Cap Growth Fund II
                                                         Franklin Strategic Income Fund
                                                         Franklin Technology Fund
                                                         Franklin U.S. Long-Short Fund

Franklin Tax-Exempt Money Fund  California
                                Corporation

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INVESTMENT COMPANY              ORGANIZATION             SERIES---(IF APPLICABLE)

--------------------------------------------------------------------------------------------------------------------
Franklin Tax-Free Trust         Massachusetts            Franklin Alabama Tax-Free Income Fund
                                Business Trust           Franklin Arizona Tax-Free Income Fund
                                                         Franklin Colorado Tax-Free Income Fund
                                                         Franklin Connecticut Tax-Free Income Fund
                                                         Franklin Double Tax-Free Income Fund
                                                         Franklin Federal Intermediate-Term Tax-Free
                                                          Income Fund
                                                         Franklin Florida Insured Tax-Free Income Fund
                                                         Franklin Florida Tax-Free Income Fund
                                                         Franklin Georgia Tax-Free Income Fund
                                                         Franklin High Yield Tax-Free Income Fund
                                                         Franklin Insured Tax-Free Income Fund
                                                         Franklin Kentucky Tax-Free Income Fund
                                                         Franklin Louisiana Tax-Free Income Fund
                                                         Franklin Maryland Tax-Free Income Fund
                                                         Franklin Massachusetts Insured Tax-Free Income Fund
                                                         Franklin Michigan Insured Tax-Free Income Fund
                                                         Franklin Minnesota Insured Tax-Free Income Fund
                                                         Franklin Missouri Tax-Free Income Fund
                                                         Franklin New Jersey Tax-Free Income Fund
                                                         Franklin North Carolina Tax-Free Income Fund
                                                         Franklin Ohio Insured Tax-Free Income Fund
                                                         Franklin Oregon Tax-Free Income Fund
                                                         Franklin Pennsylvania Tax-Free Income Fund
                                                         Franklin Virginia Tax-Free Income Fund

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INVESTMENT COMPANY              ORGANIZATION             SERIES ---(IF APPLICABLE)

--------------------------------------------------------------------------------------------------------------------
Franklin Templeton Fund         Delaware Business        Franklin Templeton Conservative Target Fund
Allocator Series                Trust                    Franklin Templeton Growth Target Fund
                                                         Franklin Templeton Moderate Target Fund


Franklin Templeton Money Fund   Delaware Business        Franklin Templeton Money Fund
Trust                           Trust

Franklin Templeton Variable     Massachusetts            Franklin Aggressive Growth Securities Fund
Insurance Products Trust        Business Trust           Franklin Global Communications Securities Fund
                                                         Franklin Growth and Income Securities Fund
                                                         Franklin High Income Fund
                                                         Franklin Income Securities Fund
                                                         Franklin Large Cap Growth Securities Fund
                                                         Franklin Money Market Fund
                                                         Franklin Real Estate Fund
                                                         Franklin Rising Dividends Securities Fund
                                                         Franklin Small Cap Fund
                                                         Franklin Small Cap Value Fund
                                                         Franklin Strategic Income Securities Fund
                                                         Franklin U.S. Government Fund
                                                         Franklin Zero Coupon Fund -  2005
                                                         Franklin Zero Coupon Fund - 2010
                                                         Mutual Discovery Securities Fund
                                                         Mutual Shares Securities Fund
                                                         Templeton Global Income Securities Fund

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INVESTMENT COMPANY              ORGANIZATION            SERIES ---(IF APPLICABLE)

---------------------------------------------------------------------------------------------------------------------
Franklin Value Investors Trust  Massachusetts            Franklin Balance Sheet Investment Fund
                                Business Trust           Franklin Large Cap Value Fund
                                                         Franklin MicroCap Value Fund
                                                         Franklin Small Cap Value Fund

Institutional Fiduciary Trust   Massachusetts            Franklin Cash Reserves Fund
                                Business Trust           Franklin U.S. Government Securities Money Market
                                                           Portfolio
                                                         Money Market Portfolio
                                                         Franklin Structured Large Cap Core Equity Fund
                                                         Franklin Structured Large Cap Growth Equity Fund

The Money Market Portfolios     Delaware Business        The Money Market Portfolio
                                Trust                    The U.S. Government Securities Money Market Portfolio

CLOSED END FUNDS:

Franklin Floating Rate Trust    Delaware Business
                                Trust

Franklin Multi-Income Trust     Massachusetts
                                Business Trust

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust

Franklin Universal Trust        Massachusetts
                                Business Trust

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June 1, 2003